Financial Instruments	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Financial Instruments
Financial Instruments
Fair Value Measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents and restricted cash – The fair value of the Partnership’s cash and cash equivalents and restricted cash approximates its carrying amounts reported in the consolidated balance sheets.

Interest rate swap/swaption and cross currency swap agreements – The fair value of these derivative instruments of the Partnership is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates and the current credit worthiness of both the Partnership and the derivative counterparties. The estimated amount is the present value of future cash flows. The Partnership transacts all of these derivative instruments through investment-grade rated financial institutions at the time of the transaction. The Partnership's interest rate swap agreements do not require the Partnership to provide cash collateral to these institutions; however, cash collateral may be required by certain institutions on some of the Partnership's cross currency swap agreements and as at December 31, 2018, the Partnership had pledged $6.8 million cash as collateral (December 31, 2017 – $22.3 million), which has been recorded as restricted cash – current and long-term on the Partnership's consolidated balance sheets. Given the current volatility in the credit markets, it is reasonably possible that the amount recorded as a derivative asset or liability could vary by a material amount in the near term.

Other derivative – The Partnership’s other derivative agreement is between Teekay Corporation and the Partnership and relates to hire payments under the time-charter contract for the Suezmax tanker Toledo Spirit (see Note 12d). The fair value of this derivative agreement is the estimated amount that the Partnership would receive or pay to terminate the agreement at the reporting date, based on the present value of the Partnership’s projection of future spot market tanker rates, which have been derived from current spot market tanker rates and long-term historical average rates. As projections of future spot rates are specific to the Partnership, these are considered Level 3 inputs for the purposes of estimating the fair value.

Long-term receivable included in accounts receivable and other assets – The fair value of the Partnership’s long-term loan receivable is estimated using discounted cash flow analysis based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the counterparty.

Long-term debt – The fair values of the Partnership’s fixed-rate and variable-rate long-term debt are either based on quoted market prices or estimated using discounted cash flow analyses based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Partnership.

Long-term obligations related to capital leases – The fair values of the Partnership's long-term obligations related to capital leases are estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities.

The Partnership categorizes the fair value estimates by a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.	Observable inputs such as quoted prices in active markets;

Level 2.	Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3.	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Partnership’s financial instruments that are not accounted for at a fair value on a recurring basis.

		December 31, 2018		December 31, 2017
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring:
Cash and cash equivalents and restricted cash	Level 1	222,864	222,864	339,435	339,435
Derivative instruments (note 13)
Interest rate swap agreements – assets	Level 2	3,341	3,341	878	878
Interest rate swap agreements – liabilities	Level 2	(40,958)	(40,958)	(73,984)	(73,984)
Cross currency swap agreements – assets	Level 2	—	—	3,758	3,758
Cross currency swap agreements – liabilities	Level 2	(29,122)	(29,122)	(54,217)	(54,217)
Other derivative	Level 3	1,061	1,061	1,648	1,648
Non-recurring:
Vessels held for sale (notes 19c and 19d)	Level 2	—	—	16,671	16,671
Other:
Advances to equity-accounted joint ventures, current and long-term (note 7)	(i)	131,386	(i)	131,685	(i)
Long-term receivable included in accounts receivable and other assets (ii)	Level 3	175	174	3,476	3,459
Long-term debt – public (note 10)	Level 1	(350,813)	(361,095)	(376,581)	(384,820)
Long-term debt – non-public (note 10)	Level 2	(1,618,963)	(1,604,106)	(1,421,411)	(1,391,524)
Obligations related to capital leases (note 5)	Level 2	(1,298,556)	(1,274,693)	(1,011,549)	(1,001,588)

(i)
The advances to equity-accounted joint ventures together with the Partnership’s equity investments in the joint ventures form the net aggregate carrying value of the Partnership’s interests in the joint ventures in these consolidated financial statements. The fair values of the individual components of such aggregate interests are not determinable.

(ii)
As at December 31, 2018, the estimated fair value of the non-interest bearing receivable is based on the remaining future fixed payments of $0.2 million, to be received from Royal Dutch Shell Plc (or Shell) (formerly BG International Limited) as part of the ship construction support agreement, and using an estimated discount rate of 8.0%. As there is no market rate for the equivalent of an unsecured non-interest bearing receivable from Shell, the discount rate is based on unsecured debt instruments of similar maturity held, adjusted for a liquidity premium. A higher or lower discount rate would result in a lower or higher fair value asset.

Changes in fair value during the years ended December 31, 2018 and 2017 for the Partnership’s other derivative asset, the Toledo Spirit time-charter derivative, which is described below and is measured at fair value on a recurring basis using significant unobservable inputs (Level 3), are as follows:

	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $
Fair value at beginning of year	1,648	2,134
Realized and unrealized gains included in earnings	550	788
Settlements	(1,137)	(1,274)
Fair value at end of year	1,061	1,648

The Partnership’s Suezmax tanker the Toledo Spirit operates pursuant to a time-charter contract that increases or decreases the otherwise fixed-hire rate established in the charter depending on the spot charter rates that the Partnership would have earned had it traded the vessel in the spot tanker market. The time-charter contract ended in January 2019 upon the charterer, which was also the owner, selling the vessel (see Note 20a). In order to reduce the variability of its revenue under the Toledo Spirit time-charter, the Partnership entered into an agreement with Teekay Corporation under which Teekay Corporation paid the Partnership any amounts payable to the charterer of the Toledo Spirit as a result of spot rates being below the fixed rate, and the Partnership paid Teekay Corporation any amounts payable to the Partnership by the charterer of the Toledo Spirit as a result of spot rates being in excess of the fixed rate. The estimated fair value of this other derivative was based in part upon the Partnership’s projection of future spot market tanker rates, which was derived from current spot market tanker rates and long-term historical average rates as well as an estimated discount rate. The estimated fair value of this other derivative as of December 31, 2018 was based upon an average daily tanker rate of $24,000 (December 31, 2017 – $17,500) over the remaining duration of the charter contract, which ended January 2019, and a discount rate of 9.5% (December 31, 2017 – 8.7%). In developing and evaluating this estimate, the Partnership considered the current tanker market fundamentals as well as the short and long-term outlook at that time. A higher or lower average daily tanker rate would result in a higher or lower fair value liability or a lower or higher fair value asset. A higher or lower discount rate would result in a lower or higher fair value asset or liability.